UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)    June 21, 2005
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                               BPK Resources, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Nevada                  000-27339                88-0426887
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(State or Other Jurisdiction     (Commission               (IRS Employer
      of Incorporation)          File Number)           Identification No.)

         234 Union Boulevard, First Floor
                Totowa, New Jersey                            07512
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     (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code    (973) 956-8400
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 Section 5 - Corporate Governance and Management

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On June 21, 2005 the Board of Directors of BPK Resources, Inc., a Nevada corporation (the "Company"), filled vacancies on the Board by appointing Cecile
T. DiBona and Michael Rosenbaum to serve as directors of the Company. There were no arrangements or understandings between Ms. DiBona or Mr. Rosenbaum and any other person pursuant to which either Ms. DiBona or Mr. Rosenbaum was elected as a director. The Company does not have any committees of its Board of Directors. Accordingly, neither Ms. DiBona nor Mr. Rosenbaum was appointed to any committee of the Board of Directors.

      Ms. DiBona is the sole owner and President of ESC Consulting Corp. ("ESC Consulting"), a Pennsylvania based private management consulting firm. On May 31, 2002, the Company entered into a three-year consulting agreement with ESC Consulting to provide management services to the Company in consideration of monthly consulting fees in the amount of $6,000. During the fiscal years ended December 31, 2004, 2003 and 2002, the Company recorded consulting fees under this agreement of $72,000, $72,000 and $48,000, respectively.

      In connection with their election to the Board, the Company issued to each of Ms. DiBona and Mr. Rosenbaum a stock option to purchase 50,000 shares of common stock of the Company at an exercise price of $.17 per share, the last sale price of the Company's common stock as reported on the OTC Bulletin Board on the date of grant. The options have a term of five (5) years and were fully vested on the date of grant.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BPK RESOURCES, INC.



Date: June 23, 2005                    By: /s/ Christopher H. Giordano
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                                          Christopher H. Giordano
                                          Chief Executive Officer and Treasurer


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